Exhibit 24

POWER OF ATTORNEY

The undersigned director of Manpower Inc. (the “Company”) hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned’s name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Company’s 2003 Equity Incentive Plan and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned’s substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 31st day of January, 2003.

/s/ J. Thomas Bouchard

J. Thomas Bouchard

POWER OF ATTORNEY

The undersigned director of Manpower Inc. (the “Company”) hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned’s name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Company’s 2003 Equity Incentive Plan and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned’s substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 31st day of January, 2003.

/s/ Willie D. Davis

Willie D. Davis

POWER OF ATTORNEY

The undersigned director of Manpower Inc. (the “Company”) hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned’s name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Company’s 2003 Equity Incentive Plan and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned’s substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 31st day of January, 2003.

/s/ Terry A. Hueneke

Terry A. Hueneke

POWER OF ATTORNEY

The undersigned director of Manpower Inc. (the “Company”) hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned’s name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Company’s 2003 Equity Incentive Plan and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned’s substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 31st day of January, 2003.

/s/ Dennis Stevenson

Dennis Stevenson

POWER OF ATTORNEY

The undersigned director of Manpower Inc. (the “Company”) hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned’s name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Company’s 2003 Equity Incentive Plan and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned’s substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 31st day of January, 2003.

/s/ John R. Walter

John R. Walter

POWER OF ATTORNEY

The undersigned director of Manpower Inc. (the “Company”) hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned’s name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Company’s 2003 Equity Incentive Plan and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned’s substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 31st day of January, 2003.

/s/ Edward J. Zore

Edward J. Zore

POWER OF ATTORNEY

The undersigned director of Manpower Inc. (the “Company”) hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned’s name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Company’s 2003 Equity Incentive Plan and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned’s substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 31st day of January, 2003.

/s/ Rozanne L. Ridgway

Rozanne L. Ridgway

POWER OF ATTORNEY

The undersigned director of Manpower Inc. (the “Company”) hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned’s name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Company’s 2003 Equity Incentive Plan and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned’s substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 31st day of January, 2003.

/s/ Jeffrey A. Joerres

Jeffrey A. Joerres